Exhibit 99.1

Union Pacific Reports Fourth Quarter and Full Year 2016 Results

FOR IMMEDIATE RELEASE

Fourth Quarter Results

•	Diluted earnings per share of $1.39 increased 6 percent.
•	Operating income totaled $2.0 billion, up 2 percent.
•	Operating ratio of 62.0 percent, improved 1.2 points.

Full Year 2016 Results

•	Diluted earnings per share of $5.07 declined 8 percent.
•	Operating income totaled $7.3 billion, down 10 percent.
•	Operating ratio of 63.5 percent, up 0.4 points.

Omaha, Neb., January 19, 2017 – Union Pacific Corporation (NYSE: UNP) today reported 2016 fourth quarter net income of $1.1 billion, or $1.39 per diluted share compared to $1.31 per diluted share, in the fourth quarter 2015.

“While full-year volumes were down substantially year over year, we did see declines moderate in the fourth quarter,” said Lance Fritz, Union Pacific chairman, president and chief executive officer.  “As we worked through the challenges of the year, we remained focused on the strategy we live each day through our six value tracks.  Executing on these value tracks enables us to run a safe, efficient, and productive railroad while providing our customers an excellent value proposition.”

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Fourth Quarter Summary

Operating revenue of $5.2 billion was down 1 percent in the fourth quarter 2016 compared to the fourth quarter 2015.  Fourth quarter business volumes, as measured by total revenue carloads, declined 3 percent compared to 2015.  While shipments of agricultural products grew 8 percent, volumes declined in the remaining five business groups.  In addition:

•	Quarterly freight revenue decreased 1 percent compared to the fourth quarter 2015, as volume declines and lower fuel surcharge revenue more than offset core pricing gains.
•	Union Pacific’s 62.0 percent operating ratio improved 1.2 points compared to the fourth quarter 2015.
•	The $1.65 per gallon average quarterly diesel fuel price in the fourth quarter 2016 was 2 percent higher than the fourth quarter 2015.
•	Quarterly train speed, as reported to the Association of American Railroads, was 26.5 mph, 2 percent slower than the fourth quarter 2015.
•	The Company repurchased 9.6 million shares in the fourth quarter 2016 at an aggregate cost of nearly $940 million.

Summary of Fourth Quarter Freight Revenues

•	Agricultural Products up 7 percent
•	Chemicals flat
•	Intermodal flat
•	Industrial Products down 2 percent
•	Automotive down 6 percent
•	Coal down 6 percent

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2016 Full Year Summary

For the full year 2016, Union Pacific reported net income of $4.2 billion or $5.07 per diluted share versus $4.8 billion or $5.49 per diluted share in 2015, representing 11 and 8 percent decreases, respectively.  Operating revenue totaled $19.9 billion as compared to $21.8 billion in 2015.  Operating income totaled $7.3 billion, a 10 percent decrease compared to 2015.  In addition:

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Freight revenue totaled $18.6 billion, a 9 percent decrease when compared to 2015.  Carloadings were down 7 percent versus 2015, with declines in the chemicals, coal, industrial products and intermodal business groups.

•	Average diesel fuel prices decreased 20 percent to $1.48 per gallon in 2016 from $1.84 per gallon in 2015.
•	Union Pacific’s operating ratio increased to 63.5 percent, 0.4 points higher than the full-year record set in 2015.
•	Train speed, as reported to the Association of American Railroads, was 26.6 mph, 5 percent faster compared to the full year 2015.
•	Union Pacific’s reportable personal injury rate of 0.75 incidents per 200,000 employee hours was a full-year record, improving 14 percent compared to 2015.
•	Union Pacific’s capital program in 2016 totaled just under $3.5 billion, a decrease of approximately $800 million compared to the full year 2015.
•	The Company repurchased 35.1 million shares in 2016 at an aggregate cost of $3.1 billion.

2017 Outlook

“Looking to 2017, we are fairly optimistic about some of the macro-economic indicators that drive our core business.  Higher energy prices, favorable agricultural markets and improving business and consumer confidence all support a return to positive volume growth this year,” Fritz said.  “We continue to have confidence in the strength and

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diversity of the Union Pacific franchise, which will position us well to safely and efficiently leverage stronger volumes as our markets begin to rebound.  We will continue to execute on our strategic value tracks to provide our customers an excellent service experience while generating strong returns for our shareholders.”

Fourth Quarter 2016 Earnings Conference Call

Union Pacific will host its fourth quarter 2016 earnings release presentation live over the Internet and via teleconference on Thursday, January 19, 2017 at 8:45 a.m. Eastern Time.  The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor.  Alternatively, the webcast can be accessed directly through the following link.  Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2007-2016, Union Pacific invested approximately $34 billion in its network and operations to support America’s transportation infrastructure.  The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

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Union Pacific Investor contact: Mike Staffenbeal at 402-544-4227 or mstaffen@up.com

Union Pacific Media contact:  Calli Hite at 402-544-0100 or callihite@up.com

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels; its ability to generate financial returns, improve network performance and customer service; implementation of corporate strategies; and providing excellent service to its customers and returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2015, which was filed with the SEC on February 5, 2016.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	4th Quarter				Full Year
For the Periods Ended December 31,	2016	2015	%		2016	2015	%
Operating Revenues
Freight revenues	$4,832	$4,863	(1)%		$18,601	$20,397	(9)%
Other revenues	336	345	(3)		1,340	1,416	(5)
Total operating revenues	5,168	5,208	(1)		19,941	21,813	(9)
Operating Expenses
Compensation and benefits	1,186	1,220	(3)		4,750	5,161	(8)
Purchased services and materials	553	589	(6)		2,258	2,421	(7)
Depreciation	520	517	1		2,038	2,012	1
Fuel	431	424	2		1,489	2,013	(26)
Equipment and other rents	280	305	(8)		1,137	1,230	(8)
Other	233	235	(1)		997	924	8
Total operating expenses	3,203	3,290	(3)		12,669	13,761	(8)
Operating Income	1,965	1,918	2		7,272	8,052	(10)
Other income	40	28	43		192	226	(15)
Interest expense	(174)	(164)	6		(698)	(622)	12
Income before income taxes	1,831	1,782	3		6,766	7,656	(12)
Income taxes	(687)	(665)	3		(2,533)	(2,884)	(12)
Net Income	$1,144	$1,117	2%		$4,233	$4,772	(11)%

Share and Per Share
Earnings per share - basic	$1.40	$1.31	7%		$5.09	$5.51	(8)%
Earnings per share - diluted	$1.39	$1.31	6		$5.07	$5.49	(8)
Weighted average number of shares - basic	819.2	850.6	(4)		832.4	866.2	(4)
Weighted average number of shares - diluted	822.7	853.7	(4)		835.4	869.4	(4)
Dividends declared per share	$0.605	$0.55	10		$2.255	$2.20	3

Operating Ratio	62.0%	63.2%	(1.2)	pts	63.5%	63.1%	0.4	pts
Effective Tax Rate	37.5%	37.3%	0.2	pts	37.4%	37.7%	(0.3)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2016	2015	%	2016	2015	%
Freight Revenues (Millions)
Agricultural Products	$961	$895	7%	$3,625	$3,581	1%
Automotive	517	549	(6)	2,000	2,154	(7)
Chemicals	857	859	-	3,474	3,543	(2)
Coal	699	745	(6)	2,440	3,237	(25)
Industrial Products	829	842	(2)	3,348	3,808	(12)
Intermodal	969	973	-	3,714	4,074	(9)
Total	$4,832	$4,863	(1)%	$18,601	$20,397	(9)%
Revenue Carloads (Thousands)
Agricultural Products	258	239	8%	980	941	4%
Automotive	219	225	(3)	863	863	-
Chemicals	257	270	(5)	1,074	1,098	(2)
Coal	320	353	(9)	1,166	1,459	(20)
Industrial Products	265	280	(5)	1,097	1,213	(10)
Intermodal*	827	836	(1)	3,262	3,488	(6)
Total	2,146	2,203	(3)%	8,442	9,062	(7)%
Average Revenue per Car
Agricultural Products	$3,732	$3,745	-%	$3,702	$3,805	(3)%
Automotive	2,362	2,447	(3)	2,317	2,498	(7)
Chemicals	3,323	3,188	4	3,234	3,227	-
Coal	2,183	2,107	4	2,092	2,218	(6)
Industrial Products	3,123	3,004	4	3,051	3,139	(3)
Intermodal*	1,172	1,165	1	1,138	1,168	(3)
Average	$2,251	$2,208	2%	$2,203	$2,251	(2)%

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Dec. 31,	Dec. 31,
Millions, Except Percentages	2016	2015
Assets
Cash and cash equivalents	$1,277	$1,391
Short-term investments	60	-
Other current assets	2,259	2,739
Investments	1,457	1,410
Net properties	50,389	48,866
Other assets	276	194
Total assets	$55,718	$54,600

Liabilities and Common Shareholders' Equity
Debt due within one year	$758	$594
Other current liabilities	2,882	2,612
Debt due after one year	14,249	13,607
Deferred income taxes	15,996	15,241
Other long-term liabilities	1,901	1,844
Total liabilities	35,786	33,898
Total common shareholders' equity	19,932	20,702
Total liabilities and common shareholders' equity	$55,718	$54,600

Debt to Capital	43.0%	40.7%
Adjusted Debt to Capital*	47.3%	45.7%
Return on Invested Capital*	12.7%	14.3%

*Adjusted Debt to Capital and Return on Invested Capital are non-GAAP measures; however, management believes that they are important measures in evaluating our financial performance. See pages 8 and 9 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Full Year
For the Periods Ended December 31,	2016	2015
Operating Activities
Net income	$4,233	$4,772
Depreciation	2,038	2,012
Deferred income taxes	831	765
Other - net	423	(205)
Cash provided by operating activities	7,525	7,344

Investing Activities
Capital investments*	(3,505)	(4,650)
Other - net	112	174
Cash used in investing activities	(3,393)	(4,476)

Financing Activities
Common shares repurchased	(3,105)	(3,465)
Debt issued	1,983	3,328
Dividends paid**	(1,879)	(2,344)
Debt repaid	(1,013)	(556)
Debt exchange	(191)	-
Other - net	(41)	(26)
Cash used in financing activities	(4,246)	(3,063)

Net Change in Cash and Cash Equivalents	(114)	(195)
Cash and cash equivalents at beginning of year	1,391	1,586
Cash and Cash Equivalents at End of Year	$1,277	$1,391

Free Cash Flow***
Cash provided by operating activities	$7,525	$7,344
Cash used in investing activities	(3,393)	(4,476)
Dividends paid**	(1,879)	(2,344)
Free cash flow	$2,253	$524

*Capital investments include locomotive and freight car early lease buyouts of $90 million in 2016 and $327 million in 2015.

**The 2015 dividends paid amount includes the fourth quarter 2014 dividend of $438 million, which was paid on January 2, 2015, the first quarter 2015 dividend of $484 million, which was paid on March 30, 2015, the second quarter 2015 dividend of $479 million, which was paid on June 30, 2015, the third quarter 2015 dividend of $476 million, which was paid on September 30, 2015, as well as the fourth quarter 2015 dividend of $467 million, which was paid on December 30, 2015. Beginning in 2015, the timing of the dividend declaration and payable dates was aligned to occur within the same quarter.

***Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2016	2015	%	2016	2015	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	223,839	224,855	-%	856,895	927,677	(8)%
Employees (average)	42,214	44,490	(5)	42,919	47,457	(10)
GTMs (millions) per employee	5.30	5.05	5	19.97	19.55	2

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.65	$ 1.61	2%	$ 1.48	$ 1.84	(20)%
Fuel consumed in gallons (millions)	253	257	(2)	974	1,064	(8)
Fuel consumption rate*	1.131	1.143	(1)	1.137	1.147	(1)

AAR Reported Performance Measures
Average train speed (miles per hour)	26.5	27.0	(2)%	26.6	25.4	5%
Average terminal dwell time (hours)	29.0	29.4	(1)	28.1	29.3	(4)

Revenue Ton-Miles (Millions)
Agricultural Products	24,153	22,695	6%	92,244	89,053	4%
Automotive	4,705	4,704	-	18,192	18,193	-
Chemicals	16,132	17,124	(6)	66,964	71,707	(7)
Coal	33,487	35,953	(7)	117,101	151,110	(23)
Industrial Products	17,082	17,120	-	68,579	75,902	(10)
Intermodal	19,559	19,122	2	77,059	79,070	(3)
Total	115,118	116,718	(1)%	440,139	485,035	(9)%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2016
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating Revenues
Freight revenues	$4,502	$4,430	$4,837	$4,832	$18,601
Other revenues	327	340	337	336	1,340
Total operating revenues	4,829	4,770	5,174	5,168	19,941
Operating Expenses
Compensation and benefits	1,213	1,160	1,191	1,186	4,750
Purchased services and materials	569	570	566	553	2,258
Depreciation	502	504	512	520	2,038
Fuel	320	346	392	431	1,489
Equipment and other rents	289	286	282	280	1,137
Other	249	244	271	233	997
Total operating expenses	3,142	3,110	3,214	3,203	12,669
Operating Income	1,687	1,660	1,960	1,965	7,272
Other income	46	77	29	40	192
Interest expense	(167)	(173)	(184)	(174)	(698)
Income before income taxes	1,566	1,564	1,805	1,831	6,766
Income taxes	(587)	(585)	(674)	(687)	(2,533)
Net Income	$979	$979	$1,131	$1,144	$4,233

Share and Per Share
Earnings per share - basic	$1.16	$1.17	$1.36	$1.40	$5.09
Earnings per share - diluted	$1.16	$1.17	$1.36	$1.39	$5.07
Weighted average number of shares - basic	844.0	837.4	829.0	819.2	832.4
Weighted average number of shares - diluted	846.7	840.1	832.2	822.7	835.4
Dividends declared per share	$0.55	$0.55	$0.55	$0.605	$2.255

Operating Ratio	65.1%	65.2%	62.1%	62.0%	63.5%
Effective Tax Rate	37.5%	37.4%	37.3%	37.5%	37.4%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Freight Revenues (Millions)
Agricultural Products	$882	$845	$937	$961	$3,625
Automotive	510	488	485	517	2,000
Chemicals	878	864	875	857	3,474
Coal	519	494	728	699	2,440
Industrial Products	834	830	855	829	3,348
Intermodal	879	909	957	969	3,714
Total	$4,502	$4,430	$4,837	$4,832	$18,601
Revenue Carloads (Thousands)
Agricultural Products	235	229	258	258	980
Automotive	217	217	210	219	863
Chemicals	268	275	274	257	1,074
Coal	262	243	341	320	1,166
Industrial Products	274	275	283	265	1,097
Intermodal*	788	809	838	827	3,262
Total	2,044	2,048	2,204	2,146	8,442
Average Revenue per Car
Agricultural Products	$3,749	$3,692	$3,637	$3,732	$3,702
Automotive	2,350	2,247	2,310	2,362	2,317
Chemicals	3,272	3,146	3,201	3,323	3,234
Coal	1,985	2,026	2,134	2,183	2,092
Industrial Products	3,041	3,025	3,019	3,123	3,051
Intermodal*	1,116	1,124	1,141	1,172	1,138
Average	$2,202	$2,163	$2,195	$2,251	$2,203

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
	Dec. 31,	Dec. 31,
Millions, Except Percentages	2016	2015
Debt (a)	$15,007	$14,201
Equity	19,932	20,702
Capital (b)	$34,939	$34,903
Debt to capital (a/b)	43.0%	40.7%

*  Total debt divided by total debt plus equity. We believe this measure is important to management and investors in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
	Dec. 31,	Dec. 31,
Millions, Except Percentages	2016	2015
Debt	$15,007	$14,201
Net present value of operating leases	2,435	2,726
Unfunded pension and OPEB, net of taxes of $261 and $280	436	463
Adjusted debt (a)	17,878	17,390
Equity	19,932	20,702
Adjusted capital (b)	$37,810	$38,092
Adjusted debt to capital (a/b)	47.3%	45.7%

*  Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 4.7% at December 31, 2016, and 4.8% at December 31, 2015. The discount rate reflects our effective interest rate. We believe this measure is important to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet lease obligations.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Return on Invested Capital as Adjusted (ROIC)*

Millions, Except Percentages	2016	2015	2014
Net income	$4,233	$4,772	$5,180
Interest expense	698	622	561
Interest on average present value of operating leases	121	135	158
Taxes on interest	(306)	(285)	(273)
Net operating profit after taxes as adjusted (a)	$4,746	$5,244	$5,626
Average equity	$20,317	$20,946	$21,207
Average debt	14,604	12,807	10,469
Average present value of operating leases	2,581	2,814	2,980
Average invested capital as adjusted (b)	$37,502	$36,567	$34,656
Return on invested capital as adjusted (a/b)	12.7%	14.3%	16.2%

*ROIC is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K, and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the efficiency and effectiveness of the Corporation’s long-term capital investments, and we currently use ROIC as a performance criteria in determining certain elements of equity compensation for our executives. ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is Return on Average Common Shareholders’ Equity.